Exhibit 10.6
NOTE

September 30, 2016

            FOR VALUE RECEIVED, BLUE DOLPHIN ENERGY COMPANY (the "Borrower"), hereby promises to pay to the order of LAZARUS ENERGY HOLDINGS, LLC ("Payee"), the principal sum of $1,797,171.61 pursuant to the terms and conditions set forth herein.
            PAYMENT OF PRINCIPAL.  The principal amount of this Promissory Note (the "Note") and any accrued but unpaid interest shall be due and payable on January 1, 2018.
            INTEREST.  This Note shall bear interest, compounded annually, at eight percent.
PREPAYMENT.  The Borrower shall have the right at any time and from time to time to prepay this Note in whole or in part without premium or penalty.
            REMEDIES.  No delay or omission on part of the holder of this Note in exercising any right hereunder shall operate as a waiver of any such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion.  The rights and remedies of the Payee shall be cumulative and may be pursued singly, successively, or together, in the sole discretion of the Payee.
            SUBORDINATION.  The Borrower's obligations under this Note are subordinated to all indebtedness of Borrower to any unrelated third party lender to the extent such indebtedness is outstanding on the date of this Note and such subordination is required under the loan documents providing for such indebtedness.
            EXPENSES.  In the event any payment under this Note is not paid when due, the Borrower agrees to pay, in addition to the principal and interest hereunder, reasonable attorneys' fees not exceeding a sum equal to 15% of the then outstanding balance owing on the Note, plus all other reasonable expenses incurred by Payee in exercising any of its rights and remedies upon default.
            GOVERNING LAW.  This Note shall be governed by, and construed in accordance with, the laws of the State of Texas.
            IN WITNESS WHEREOF, Borrower has executed this Note as of the day and year first above written.

____/s/ JONATHAN P. CARROLL__ (LENDER SIGNATURE)
LAZARUS ENERGY HOLDINGS, LLC                                                                                                                                            September 30, 2016
____/s/ TOMMY L. BYRD___ (BORROWER SIGNATURE)
BLUE DOLPHIN ENERGY COMPANY                                                                                                                                            September 30, 2016